Exhibit 10.4 - Form of Mortgage, Assignment of Leases and Rents and Security Agreement

RECORDING REQUESTED BY AND
 UPON RECORDATION RETURN TO:
Katten Muchin Rosenman LLP
550 South Tryon Street, Suite 2900
Charlotte, NC  28202
 Attention:  Daniel S. Huffenus, Esq.

[______________]
a Delaware limited liability company, as mortgagor
(Borrower)
To
 INSURANCE STRATEGY FUNDING IV, LLC,
a Delaware limited liability company, as mortgagee
(Lender)
_____________________________________
FORM OF
MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
 AND SECURITY AGREEMENT
_____________________________________
Dated: [_________]
Location: [__________]

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Security Instrument") is made as of the [___________], by [______________], a Delaware limited liability company having an address at [______________________] ("Borrower"), to INSURANCE STRATEGY FUNDING IV, LLC, a Delaware limited liability company, having an address at c/o J.P. Morgan Asset Management, 270 Park Avenue, 9th Floor, New York, New York 10017 ("Lender").
R E C I T A L S:
A. Borrower is the owner of the fee simple estate in the Real Estate (as hereinafter defined).
B. Borrower by its promissory note of even date herewith given to Lender, along with certain other Borrower parties thereto, is indebted to Lender in the principal sum of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) in lawful money of the United States of America (the note, together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.
C. Borrower desires to secure the payment and performance of the Obligations as defined in Section 1.1 hereof.
ARTICLE I
 GRANT OF SECURITY AND WARRANTY OF TITLE
1.1 Property Mortgaged.  Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey with mortgage covenants to Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property") described in the following paragraphs (a) through (p), inclusive (collectively, the "Granting Clauses"):
(a) All that certain real property owned by Borrower in fee simple absolute situated in [_______________], and more particularly described in Exhibit A attached hereto and incorporated herein by this reference, as the description of such property may be amended, modified or supplemented from time to time, together with all of the easements (in gross and/or appurtenant), rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, air rights, development rights and powers, and located on the real estate described on Exhibit A or under, above or adjacent to the same or any part or parcel thereof, and all rights, privileges, franchises, tenements, hereditaments, and appurtenances and additions now or hereafter belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Borrower in or to such property, either at law or in equity, in possession or in expectancy, now owned or hereafter acquired (collectively, the "Real Estate");
(b) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate, including, without limitation, those improvements known as [_____________], including, without limitation, but only to the extent of Borrower's interest therein, all gas and electric fixtures, radiators, heaters, washing machines, dryers, refrigerators, ovens, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, antennas, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to, contained in or used in connection with the Real Estate or said buildings, structures or improvements and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof (collectively, the "Improvements");
(c) To the extent the same are not Improvements, all fixtures, appliances, machinery, furniture, furnishings, decorations, tools and supplies, now owned or hereafter acquired by Borrower, including, without limitation, radios, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, restaurant and kitchen equipment, and all building materials and equipment hereafter situated on or about the Real Estate to be attached to or used in or in connection with the Improvements, including, without limitation, all heating, lighting, incinerating, waste removal and power equipment and fixtures, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention and fire extinguishing apparatus, refrigeration systems, washing machines, dryers, stoves, ranges, refrigerators, ventilating, and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts and compressors, materials and supplies and all other goods, equipment, machinery, apparatus, chattels, tangible personal property, fixtures and fittings, to the extent now owned or hereafter acquired by Borrower wherever located, together with all additions, replacements, substitutions, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing, and all warranties and guaranties relating to the foregoing (collectively, the "Personal Property");
(d) All minerals, flowers, shrubs, crops, trees, timber and other emblements or landscaping features owned by Borrower and now or hereafter serving the Real Estate or located on the Real Estate or under, above or adjacent to the same or any part or parcel thereof;
(e) All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;
(f) All funds (including, all reserve funds), accounts (including, operating accounts), deposits, and other rights and evidence of rights to cash, now or hereafter created or held by Lender pursuant to that certain Loan Agreement, dated as of the date hereof, by and among Borrower, certain other Borrower parties thereto, and Lender, as the same may be amended, modified, supplemented or restated from time to time (the "Loan Agreement") or any other of the Loan Documents (as defined in the Loan Agreement), including, without limitation, all funds now or hereafter on deposit with the Depository (as defined in the Loan Agreement);
(g) All the ground leases, leases, subleases, lettings, licenses, concessions, occupancy and surrender agreements of the Real Estate or the Improvements now or hereafter entered into, and all estates, rights, titles, liberties, privileges, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate or any part thereof, or which shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower (collectively, the "Leases") and all rents (whether denoted as advance rent, minimum rent, percentage rent, additional rent or otherwise), maintenance payments, assessments, receipts, issues, income, royalties, profits, earnings, revenues, proceeds, bonuses, deposits (whether denoted as security deposits or otherwise), lease termination fees or payments, rejection damages, buy-out fees and any other fees made or to be made in lieu of rent, any award made hereafter to Borrower in any court proceeding involving any tenant, subtenant, lessee, licensee or concessionaire under any Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court, and all other payments, rights and benefits of whatever nature from time to time arising from the use or enjoyment of all or any portion of the Real Estate or the Improvements or from any Lease, or any license, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined), including, without limitation, (i) rights to payment earned under Leases for space in the Improvements for the operation of ongoing businesses, if any, and (ii) all other income, consideration, issues, accounts, profits or benefits of any nature arising from the ownership, possession, use or operation of the Property, including, without limitation, all revenues, receipts, income, receivables and accounts relating to or arising from rentals, rent equivalent income, income and profits from vending machines, telephone and television systems, laundry facilities (collectively, the "Rents and Profits") and all cash or securities deposited to secure performance by the tenants, subtenants, lessees or licensees, as applicable, of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms;
(h) Borrower's interest in all contracts and agreements (including any license or franchise agreements) now or hereafter entered into relating to any part of the Real Estate or the Improvements or any other portion of the Property (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, operating agreements, parking agreements, masterplan documents, condominium documents, declarations, reciprocal easement agreements, development agreements, service contracts, maintenance contracts, equipment leases, personal property leases, agreements relating to collection of receivables or the use of customer or tenant lists or other information, and any contracts or documents relating to construction on any part of the Real Estate or the Improvements or other portions of the Property (including, without limitation, plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;
(i) Borrower's interest in all present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;
(j) Borrower's interest in all present and future funds, goods, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, copyrights, trademarks, trade names, intellectual property rights, servicemarks and symbols) now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Borrower has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements, and all customer or tenant lists, other lists and business information relating in any way to the Real Estate, the Improvements, other portions of the Property or the use thereof (collectively, the "General Intangibles");
(k) Borrower's interest in all water taps, sewer taps, certificates of occupancy, permits (including any building permits and approvals), licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;
(l) To the extent owned by Borrower, or Borrower's interest in, all building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements, or to be attached to or used in connection with the Improvements, and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;
(m) All right, title and interest of Borrower in any insurance policies or binders now or hereafter relating to and to the extent of the Property (whether or not Borrower is required to carry such insurance by Lender hereunder), including, without limitation, any unearned premiums thereon, proceeds of hazard, title and other insurance and proceeds (including, without limitation, those proceeds received pursuant to any sales or rental agreements of Borrower in respect of the property described in these Granting Clauses), and all judgments, damages, awards, settlements and compensation (including, without limitation, interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Real Estate and/or any other property or rights conveyed or encumbered hereby for any injury to or decrease in the value thereof for any reason;
(n) Borrower's interest in all proceeds, products, substitutions, and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation or other awards, any awards for any change of grade of streets and all refunds, rights or credits arising from a reduction in real estate taxes, assessments and/or other Impositions (as hereinafter defined) charged against the Real Estate or the Improvements as a result of tax certiorari or any other applications or proceedings for reduction of any Impositions;
(o) All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Borrower;
(p) All extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, and all inventory, accounts, chattel paper, documents, instruments, equipment, fixtures, farm products, consumer goods, general intangibles and other property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove, but only to the extent of Borrower's interest; and
(q) any and all other rights of Borrower in and to the items set forth in clauses (a) through (p) above.
FOR THE PURPOSE OF SECURING:
(1) The indebtedness (hereinafter sometimes referred to as the "Loan") evidenced by the Note in the original principal amount of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00), together with interest, fees, late charges and any and all other amounts as provided in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents (including, without limitation, interest at the Default Rate and any Late Charges (as such terms are defined in the Note));
(2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in the Loan Agreement and any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note;
(3) Any and all additional advances made by Lender to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or as provided in the Loan Agreement, or for performance of any of Borrower's obligations hereunder or under the Loan Agreement or other Loan Documents or for any other purpose provided herein or in the Loan Agreement or other Loan Documents; and
(4) Any and all other indebtedness and obligations now owing or which may hereafter be owing by Borrower or any other Borrower Party (as hereinafter defined) to Lender arising from, in connection with or in any way relating to the Loan and/or any of the Property, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.
All of the indebtedness and other obligations and matters referred to in Paragraphs (1) through (4) above are herein sometimes referred to collectively as the "Obligations".  Each of Borrower and Indemnitor are sometimes referred to herein, individually, as a "Borrower Party", and collectively, as the "Borrower Parties").
TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever;
PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Obligations at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.
1.2 Warranty of Title.  Borrower hereby represents, warrants, covenants and certifies:  (a) Borrower has good, marketable and insurable, indefeasible fee simple absolute title to the Real Estate and Improvements located thereon, free and clear of all Liens (as hereinafter defined), subject only to those exceptions shown in the title insurance policy insuring the lien of this Security Instrument and the lien of taxes not yet due and payable (the "Permitted Encumbrances"); (b) Borrower has and covenants that it will continue to have full power and lawful authority to encumber and convey the Property as provided herein; (c) this Security Instrument is, and Borrower covenants that this Security Instrument will continue to remain a valid and enforceable first priority lien on and security interest in the Property; and (d) Borrower hereby warrants and will forever warrant and defend such title and the validity, enforceability and priority of the lien and security interest hereof against the claims of all Persons and parties whomsoever.
ARTICLE II
BORROWER COVENANTS

2.1 Payment of Obligations.  Borrower will pay the Obligations at the time and in the manner provided in the Loan Agreement, the Note and the other Loan Documents.
2.2 Further Assurances.  Borrower will, at Borrower's sole cost and expense, (i) promptly correct any mistake or error which may be discovered in the contents of the Loan Agreement, the Note, this Security Instrument or any other Loan Documents or any other agreement to which Borrower is a party or in the execution, acknowledgment or recordation thereof, and (ii) promptly do, execute, acknowledge and deliver, any and all such further acts, mortgages, deeds of trust, security agreements, assignments, estoppel certificates, financing statements and continuations thereof, assignments of rents or leases, notices of assignment, transfers, certificates, assurances and other instruments as Lender may reasonably require from time to time in order to carry out more effectively the purposes of this Security Instrument, the rights or interests covered or intended to be covered hereby, to perfect and maintain said lien and security interest, and to better assure, convey, grant, protect, continue, assign, transfer and confirm unto Lender the rights granted or intended to be granted to Lender hereunder or under any other instrument executed in connection with Loan Agreement or which Borrower may be or become bound to confirm, convey, bargain, sell, release, warrant, transfer, mortgage, pledge, grant, assure, set over or assign to Lender in order to carry out the intention or facilitate the performance of the provisions of the Loan Agreement.
2.3 Insurance.  Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.
2.4 Liens and Liabilities.  Borrower shall pay, bond or otherwise discharge all Liens with respect to the Property as required by and in accordance with the Loan Agreement.
2.5 Taxes and Other Charges.  Borrower shall pay prior to delinquency and before any penalty, interest or cost for non-payment thereof may be added thereto, all Impositions as required by and in accordance with the Loan Agreement.
2.6 Incorporation by Reference.  All of the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.
2.7 Limitations of Security.  Notwithstanding anything herein to the contrary, Lender has and shall have no security or other interest in, or remedies respecting, any property owned by a party other than Borrower (including, without limitation, personal property belonging to a self-storage unit tenant or any other tenant).
ARTICLE III
 SECURITY AGREEMENT; FUTURE ADVANCES
3.1 Security Interest.
(a) This Security Instrument is also intended to, among other things, encumber and create a security interest in, and Borrower hereby unconditionally and irrevocably grants, bargains, assigns, conveys, pledges, mortgages, transfers, sets over and confirms unto Lender and hereby grants to Lender a security interest in, all fixtures, chattels, accounts, deposit accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property to the extent owned by Borrower, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof to the extent owned by Borrower (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Real Estate or the Improvements in any manner.  It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements.  The foregoing security interest shall also cover Borrower's leasehold interest in any of the foregoing property which is leased by Borrower.  Notwithstanding the foregoing, all of the foregoing property shall be owned by Borrower and no leasing or installment sales or other financing or title retention agreement in connection therewith, shall be permitted without the prior written approval of Lender.  Borrower shall, from time to time upon the request of Lender, supply Lender with a current inventory of all of the property in which Lender is granted a security interest hereunder, in such detail as Lender may reasonably require.  Borrower shall promptly replace all of the Collateral subject to the lien or security interest of this Security Instrument when worn out or obsolete with Collateral comparable to the worn out or obsolete Collateral when new, and will not, without the prior written consent of Lender, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Security Instrument, except in the ordinary course of operating the Property and except such as is replaced by an article of equal suitability and value as above provided, owned by Borrower free and clear of any lien or security interest except that created by this Security Instrument and the other Loan Documents and except as otherwise expressly permitted by the terms of this Security Instrument.  Other than proceeds of the Collateral, all of the Collateral shall be kept at the location of the Real Estate, except as otherwise required by the terms of the Loan Documents.  Borrower shall not use any of the Collateral in violation of any Governmental Regulations (as defined in the Loan Agreement).
(b) As additional security for the payment and performance by Borrower of all duties, responsibilities and obligations under the Note and the other Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Lender, and hereby grants to Lender a security interest in, (i) the amounts deposited with the Depository pursuant to the terms of the Loan Agreement (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance of said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing.  Borrower hereby authorizes and consents to the account or accounts into which the Reserves have been deposited being held by Depository and hereby acknowledges and agrees that Lender shall have sole and exclusive dominion and control over said account or accounts.  Notice of the assignment and security interest granted to Lender herein may be delivered by Lender at any time to the Depository wherein the Reserves have been established, and Lender shall have possession of all passbooks or other evidences of such accounts.  Borrower hereby assumes all risk of loss with respect to amounts on deposit in the Reserves, except to the extent such loss is caused by the gross negligence or willful misconduct of Lender.  Borrower hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Borrower's direction and is not the exercise by Lender of any right of setoff or other remedy upon an Event of Default.  Borrower hereby waives all right to withdraw funds from the Reserves.  During the existence of an Event of Default hereunder or under any other of the Loan Documents, then Lender may, without notice or demand on Borrower, at its option:  (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, reasonable attorneys' fees, costs and expenses) to the indebtedness evidenced by the Note or any other Obligations of Borrower under the other Loan Documents in such manner or as Lender shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Borrower, (B) exercise any and all rights and remedies of a secured party under any applicable UCC, or (C) exercise any other remedies available at law or in equity.  No such use or application of the funds contained in the Reserves shall be deemed to cure any default hereunder or under the other Loan Documents.  Notwithstanding anything to the contrary set forth herein, Lender shall have no liability arising from or in connection with any act or omission of the Depository or the economic failure of the Depository.
3.2 Security Agreement.  This Security Instrument constitutes a security agreement between Borrower and Lender with respect to the Collateral (including, without limitation, the Reserves) in which Lender is granted a security interest hereunder, and, cumulative of all other rights and remedies of Lender hereunder, Lender shall have all of the rights and remedies of a secured party under any applicable UCC.  Borrower hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Lender the attorney-in-fact of Borrower to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements or other instruments as Lender may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby.  Without limiting the foregoing, to the extent permitted by applicable law, Borrower hereby authorizes Lender to file any financing statements or continuation statements thereof on Borrower's behalf.  Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Lender shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property, and, upon the occurrence of any default hereunder or under any other Loan Document, Borrower shall promptly deliver the same to Lender, endorsed to Lender, without further notice from Lender.  Borrower agrees to furnish Lender with notice of any change in the name, identity, state of organization, residence, or principal place of business or mailing address of Borrower within ten (10) days of the effective date of any such change.  During the existence of any Event of Default hereunder or under the Loan Agreement, Lender shall have the rights and remedies as prescribed in this Security Instrument and the Loan Agreement, or as prescribed by general law, or as prescribed by any applicable UCC, all at Lender's election.  Without implying any limitation upon the foregoing, Lender may, at its option, proceed against the Collateral in accordance with the provisions of the UCC as enacted in the State of [___________], or Lender may proceed as to both the real and personal property comprising the Property in accordance with this Security Instrument or the Loan Agreement, or as otherwise provided at law or in equity.  Any disposition of the Collateral may be conducted by an employee or agent of Lender.  Any Person, including both Borrower and Lender, shall be eligible to purchase any part or all of the Collateral at any such disposition.  Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Lender's reasonable attorneys' fees and legal expenses), together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be paid by Borrower on demand and shall be secured by this Security Instrument the Loan Agreement and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.  Lender shall have the right to enter upon the Real Estate and the Improvements or any real property where any of the property which is the subject of the security interests granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Borrower, upon demand of Lender, shall assemble such property and make it available to Lender at the Real Estate, a place which is hereby deemed to be reasonably convenient to Lender and Borrower.  If notice is required by law, Lender shall give Borrower not less than ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Borrower, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Borrower.  No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market.  Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Lender pursuant to any applicable UCC:
(a) In the event of a foreclosure sale, the Collateral may, at the option of Lender, be sold as a whole;
(b) It shall not be necessary that Lender take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Security Instrument is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and
(c) Lender may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.
The name and address of Borrower (as Debtor under any applicable UCC) are:

 c/o Global Self Storage, Inc.
3814 Route 44
Millbrook, NY 12545
Attention: Mark C. Winmill
The name and address of Lender (as Secured Party under any applicable UCC) are:
Insurance Strategy Funding IV, LLC
c/o J.P. Morgan Asset Management
270 Park Avenue, 9th Floor
New York, New York  10017
 Attn:  William Mack
3.3 Future Advances; Secured Indebtedness.  It is understood and agreed that this Security Instrument shall secure payment of not only the indebtedness evidenced by the Note, but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of the Loan Agreement and any of the other Loan Documents (other than the Environmental Indemnity), all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof.  It is agreed that any future advances made by Lender to or for the benefit of Borrower from time to time under this Security Instrument the Loan Agreement or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Lender, or otherwise, and all interest accruing thereon, shall be equally secured by this Security Instrument and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Security Instrument.
ARTICLE IV
 ASSIGNMENT OF LEASES AND RENTS AND OTHER SUMS
4.1 Assignment.
(a) Borrower has, by the Assignment of Leases and Rents (as defined in the Loan Agreement) executed, delivered and recorded simultaneously herewith, assigned to Lender, all of its right, title and interest in and to the Leases and the Rents and Profits described therein.  The Assignment of Leases and Rents is intended to be and is an absolute present assignment from Borrower to Lender and not merely the passing of a security interest.  Borrower represents and warrants to Lender that Borrower has delivered to Lender (i) a true, correct and complete copy of the Lender-Approved Lease Form (as defined in the Loan Agreement), and (ii) true, correct and complete executed copies of all Leases, certified by Borrower as being true, correct and complete, as of the date hereof.
(b) Notwithstanding anything herein to the contrary, so long as there shall exist no Event of Default hereunder and under the Loan Agreement, and except as otherwise expressly provided herein or in the Loan Agreement, Borrower shall have the right and license to exercise all rights, options and privileges extended to the landlord under the Leases, including the right to collect all Rents and Profits and the right to receive the proceeds of any claims arising pursuant to the Leases.  Borrower agrees to hold such Rents and Profits and the proceeds of any such claim, or a portion thereof in an amount sufficient to discharge and pay all then current Obligations which are or become due, in trust and to use the same in the payment of such Obligations (including, without limitation, all Impositions and insurance premiums then payable) and all other costs, charges, accruals or expenses then incurred on, against or in connection with the operation of the Property.
(c) During the existence of any Event of Default, the right and license set forth in subsection (b) of this Section 4.1 shall be deemed automatically revoked by Lender as of the date of such Event of Default, whereupon Lender shall have the right and authority to exercise any of the rights or remedies referred to or set forth in Article VII of the Loan Agreement.  In addition, during the existence of any such Event of Default, to the extent required under the Loan Agreement, Borrower shall promptly pay to Lender or cause to be delivered to Lender (i) all rent prepayments and security or other deposits paid to Borrower pursuant to any Lease assigned hereunder or under the Loan Documents, (ii) all original security deposits in the form of letters of credit, and (iii) all deposits for the payment of operating expenses and charges for services or facilities or for escalations which were paid pursuant to any such Lease to the extent allocable to any period from and after such Event of Default.
(d) Borrower will, as and when requested from time to time by Lender, execute, acknowledge and deliver to Lender, in the same form as the Assignment of Leases and Rents, one or more general or specific assignments of the landlord's interest under any Lease now or hereafter affecting the whole or any part of the Property.  Borrower will pay to Lender, or reimburse Lender for the payment of any actual, documented costs or expenses actually incurred in connection with the preparation and recording of any such assignment within 20 days after Borrower's receipt of an invoice for same.
ARTICLE V
 DEFAULTS AND REMEDIES
5.1 Events of Default.  The term "Event of Default," as used in this Security Instrument, shall mean the occurrence of any Event of Default as defined in the Loan Agreement.
5.2 Remedies Available.  Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as is set forth in Article VII of the Loan Agreement, or as Lender reasonably deems advisable to protect and enforce Lender's rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:
(a) Acceleration.  Accelerate the Maturity Date of the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice of nonpayment or nonperformance, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice or action of any kind whatever (each of which is hereby expressly waived by Borrower), whereupon the same shall become immediately due and payable.  Upon any such acceleration of the Note, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee and/or any amount payable upon such prepayment provided for in the Note shall then be immediately due and payable.
(b) Entry on the Property.  Either in Person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law, without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Borrower hereby waives such notice and process, and without liability for trespass, damages or otherwise, and, subject to Governmental Regulations, do any and all acts, perform any and all work and take possession of any and all books, records and accounts which may be desirable or necessary in Lender's judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Lender therefor, together with interest thereon at the Default Rate, shall be immediately due and payable to Lender by Borrower on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.
(c) Collect Rents and Profits.  With or without taking possession of the Property, sue for or otherwise collect the Rents and Profits, including those past due and unpaid.
(d) Appointment of Receiver.  Upon, or at any time prior or after, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Borrower and without regard to the adequacy of the Property for the repayment of the Obligations or the solvency of Borrower or any Person or Persons liable for the payment of the indebtedness secured hereby, and Borrower does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege Lender may now have under the law to have a receiver appointed; provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Lender to receive payment of the Rents and Profits pursuant to other terms and provisions hereof.  Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 7.3 of the Loan Agreement.  Such receivership shall, at the option of Lender, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Security Instrument or deed in lieu of foreclosure.
(e) Foreclosure.  Institute a proceeding or proceedings, judicial or otherwise (including, without limitation, by power of sale to the extent available to Lender under applicable law, it being understood and agreed that Borrower hereby expressly grants Lender such power of sale), for the complete foreclosure of this Security Instrument under any applicable law.  Institute a proceeding or proceedings, judicial or otherwise (including, without limitation, by power of sale to the extent available to Lender under applicable law, it being understood and agreed that Borrower hereby expressly grants Lender such power of sale), for the partial foreclosure of this Security Instrument under any applicable law for the portion of the Obligations then due and payable, subject to the lien of this Security Instrument continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable.
(1) If Lender is the purchaser of the Property, or any part thereof, at any sale thereof, whether such sale be under the powers of sale hereinabove, or upon any other foreclosure of the liens and security interests hereof, or otherwise, Lender shall, upon any such purchase, unless otherwise indicated in any writing evidencing such purchase, acquire good title to the Property so purchased, free of the liens and security interests created by the Loan Documents.
(2) In the event a foreclosure hereunder should be commenced, Lender may at any time before the sale abandon the sale, and may then institute suit for the collection of the Loan, or for the foreclosure of the liens and security interests hereof.  If Lender should institute a suit for the collection of the Loan, or for a foreclosure of the liens and security interests hereof, it may at any time before the entry of a final judgment in said suit dismiss the same, and dispose of the Property, or any part thereof, in accordance with the provisions of the Loan Agreement and this Security Instrument.
(3) It is agreed that in any deed or deeds given, any and all statements of fact or other recitals therein made as to the identity of the Lender or as to the occurrence or existence of any Event of Default or other default, or as to the acceleration of the maturity of the Loan, or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, and, without being limited by the foregoing, as to any other act or thing having been duly done by Lender shall be accepted by all courts of law and equity as prima facie evidence that the said statements or recitals are correct and are without further questions to be so accepted.
(f) Other Remedies.  If an Event of Default shall have occurred and remains uncured, this Security Instrument may, to the maximum extent permitted by law, be enforced, and Lender may exercise any right, power or remedy permitted to it hereunder, under the Loan Documents or by law or in equity, and, without limiting the generality of the foregoing, Lender may, personally or by its agents, to the maximum extent permitted by law:
(1) enter into and take possession of the Property or any part thereof, exclude Borrower and all parties claiming under Borrower whose claims are junior to this Security Instrument, wholly or partly therefrom, and use, operate, manage and control the Property or any part thereof either in the name of Borrower or otherwise as Lender shall deem best, and upon such entry, from time to time at the expense of Borrower and the Property, make all such repairs, replacements, alterations, additions or improvements to the Property or any part thereof as Lender may deem proper and, whether or not Lender has so entered and taken possession of the Property or any part thereof, collect and receive all Rents and Profits and apply the same to the payment of all expenses that Lender may be authorized to make under the Loan Agreement and this Security Instrument, the remainder to be applied to the payment of obligations under the Loan Documents until the same shall have been repaid in full; if Lender demands or attempts to take possession of the Property or any part thereof in the exercise of any rights hereunder, Borrower shall promptly turn over and deliver complete possession thereof to Lender;
(2) cause any or all of the Property to be sold under the power of sale in any manner permitted by applicable law.  For any sale under the power of sale granted by this Security Instrument, Lender shall record and give all notices required by law and then, upon the expiration of such time as is required by law, may sell the Property, and all estate, right, title, interest, claim and demand of Borrower therein, and all rights of redemption thereof, at one or more sales, as an entity or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Property to be real property for purposes thereof), and at such time or place and upon such terms as Lender may deem expedient, or as may be required by applicable law.  Upon any sale, Lender shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of the sale will be conclusive against all Persons.  In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property;
(3) proceed to protect and enforce their rights under this Security Instrument, by suit for specific performance of any covenant contained herein or in the Loan Documents or in aid of the execution of any power granted herein or in the Loan Documents,  or for the enforcement of any other right as Lender shall elect, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien on, and security interest in, the remaining portion of the Property; or
(4) exercise any or all of the remedies available to a secured party under the applicable UCC, including, without limitation:
(i) either personally or by means of a court-appointed receiver, take possession of all or any of the Property and exclude therefrom Borrower and all parties claiming under Borrower, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Borrower in respect of the Property or any part thereof; if Lender demands or attempts to take possession of the Property in the exercise of any rights hereunder, Borrower shall promptly turn over and deliver complete possession thereof to Lender;
(ii) without further notice to or demand upon Borrower, make such payments and do such acts as Lender may reasonably deem necessary to protect its security interest in the Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance that is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith which expenses shall thereafter become part of the obligations secured by this Security Instrument;
(iii) require Borrower to assemble the Property or any portion thereof, at a place designated by Lender and reasonably convenient to both parties, and promptly to deliver the Property to Lender, or an agent or representative designated by it; Lender, and each of its agents and representatives, shall have the right to enter upon the premises and property of Borrower to exercise the rights of Lender hereunder;
(iv) sell, lease or otherwise dispose of the Property, with or without having the Property at the place of sale, and upon such terms and in such manner as Lender may determine (and Lender may be a purchaser at any such sale); provided, however, that Lender, may dispose of the Property in accordance with Lender's rights and remedies in respect of the Property pursuant to the provisions of the Loan Agreement and this Security Instrument in lieu of proceeding under the applicable UCC; and
(v) Lender shall give Borrower at least ten (10) days' prior notice of the time and place of any sale of the Property or other intended disposition thereof, which notice Borrower agrees is commercially reasonable.
(g) Lender may resort for the payment of the Loan to any other security for the debt held by Lender in such order and manner as Lender, in its discretion, may elect.  Lender may take action to recover the Loan, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument.  The rights of Lender under the Loan Agreement and this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.  Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.
(h) Lost Documents.  All rights of action under the Note, the Loan Agreement, this Security Instrument or any of the other Loan Documents may be enforced by Lender without the possession of the original Loan Documents and without the production thereof at any trial or other proceeding relative thereto.
ARTICLE VI
PREPAYMENT
6.1 Prepayment The Loan may not be prepaid in whole or in part except in accordance with the express terms and conditions of the Loan Agreement.
ARTICLE VII
INDEMNIFICATION
7.1 Indemnification.  Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (as defined in the Loan Agreement) from and against any and all Losses and Liabilities (as defined in the Loan Agreement) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or with respect to any one or more of the following:  (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents and Profits; (b) any amendment to, or restructuring of, the Loan, the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents requested by or caused in whole or in part by Borrower; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument, the Loan Agreement, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, in connection with Borrower, Guarantor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument, the Note, the Loan Agreement or any of the other Loan Documents beyond all applicable notice and cure periods; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (f) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B (if required under applicable law), Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (g) subject to the Loan Documents, any failure of the Property to be in compliance with any Governmental Regulations (as defined in the Loan Agreement); (j) the enforcement by any Indemnified Party of the provisions of this Section 7.1; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (m) any material misrepresentation made by Borrower in this Security Instrument or any other Loan Document.  Any amounts payable to Lender by reason of the application of this Section 7.1 shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Loan Agreement) from the date loss or damage is sustained by Lender until paid.
ARTICLE VIII
 MISCELLANEOUS TERMS AND CONDITIONS
8.1 Time of Essence.  Time is of the essence for the performance of each and every covenant of Borrower hereunder.  No excuse, delay, act of G-d, or other reason, whether or not within the control of Borrower, shall operate to defer, reduce or waive Borrower's performance of any such payment covenants or obligations, except as expressly provided under the Loan Agreement.
8.2 Notices.  Notices and any other written communication hereunder shall be delivered in accordance with the terms and provisions of Section 9.5 of the Loan Agreement.
8.3 Successors and Assigns.  The provisions hereof shall be binding upon Borrower and the heirs, devisees, representatives, permitted successors and permitted assigns of Borrower, including successors in interest of Borrower in and to all or any part of the Property, and shall inure to the benefit of Lender and its heirs, successors and assigns.  All references in this Security Instrument to Borrower or Lender shall be construed as including all of such other Persons with respect to the Person referred to.  Where two or more Persons have executed this Security Instrument, the obligations of such Persons shall be joint and several except to the extent the context clearly indicates otherwise.
8.4 Severability.  In the event that any provision of this Security Instrument or the application thereof to Borrower shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Security Instrument and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it shall be held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Security Instrument.
8.5 Exculpation.  The provisions of Section 9.21 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.
8.6 Construction of Provisions.  This Security Instrument shall be interpreted in accordance with the rules of construction set forth in Section 9.9 of the Loan Agreement.
8.7 Counting of Days.  The term "days" when used herein shall mean calendar days.  If any time period ends on a day which is not a Business Day, the period shall be deemed to end on the next succeeding Business Day.
8.8 Cross-Default.  An Event of Default hereunder which has not been cured within any applicable notice, grace or cure period shall constitute a default under each of the other Loan Documents.
8.9 Construction of this Document.  This document may be construed as a mortgage, security deed, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.
8.10 No Merger.  It is the desire and intention of the parties hereto that this Security Instrument and the lien hereof do not merge in fee simple title to the Property.  It is hereby understood and agreed that should Lender acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Lender as evidenced by an appropriate document duly recorded, this Security Instrument and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Security Instrument may be foreclosed as if owned by a stranger to said other or additional interests.
8.11 Fixture Filing.  This Security Instrument shall be effective from the date of its recording as a financing statement filed as a fixture filing under the applicable UCC with respect to all goods constituting part of the Property which are or are to become fixtures.
8.12 Entire Agreement and Modifications.  This Security Instrument cannot be altered, amended, modified, terminated or discharged, except in a writing signed by the party against whom enforcement of such alteration, amendment, modification, termination or discharge is sought.  It is expressly understood and agreed that neither this Security Instrument nor any of the other Loan Documents can be modified orally and no oral modifications or other agreements with respect to this Security Instrument or any other Loan Document shall be valid or enforceable.  Borrower agrees that the written agreements evidenced by this Security Instrument and the other Loan Documents represent the final agreement between the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.
8.13 Usury Savings Clause.  It is the intention of Borrower and Lender to conform strictly to all applicable usury laws now or hereinafter in force.  All agreements in this Security Instrument the Loan Agreement and in the other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid hereunder or thereunder for the use, forbearance or detention of money, to the extent that any sums secured hereby or by the other Loan Documents shall not be exempt from such laws, exceed the highest lawful rate permitted under applicable usury laws as now or hereinafter construed by the court having jurisdiction over such matters.  If, from any circumstance whatsoever, fulfillment of any provision of the Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall, at the option of Lender, be deemed a mistake and such excess shall be rebated to Borrower or, held in trust by Lender for the benefit of Borrower and shall be credited against the principal amount of the Obligations to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Borrower.  The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under the Note, this Security Instrument, or any other Loan Document shall under no circumstances exceed the maximum legal rates upon the unpaid principal balance of the Note remaining from time to time.  In the event such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and if theretofore paid, rebated to Borrower or credited on the principal amount of the Note, or if the Note has been repaid, then such excess shall be rebated to Borrower.
8.14 Provisions as to Covenants and Agreements.  All of Borrower's covenants and agreements hereunder shall run with the land, until such time as the Obligations have been repaid in full.
8.15 Indemnification Provisions.  THIS SECURITY INSTRUMENT CONTAINS INDEMNIFICATION PROVISIONS WHICH, AMONG OTHER MATTERS AND IN CERTAIN CIRCUMSTANCES, INDEMNIFY LENDER AND OTHER INDEMNITEES AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE AND AGAINST ANY STRICT LIABILITY WHICH COULD BE IMPOSED ON LENDER AND SUCH OTHER INDEMNITEES.
8.16 Applicable Law. This Security Instrument shall be governed in accordance with the terms and provisions of Section 9.31 of the Loan Agreement.
ARTICLE IX
ADDITIONAL REPRESENTATIONS AND WARRANTIES
 OF BORROWER
9.1 Reinstatement of Lien.  Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Security Instrument shall continue, with respect to any amount at any time paid on account of any Obligation which Lender is thereafter required to restore or return in connection with a bankruptcy, insolvency, reorganization or similar proceeding with respect to any Person.
ARTICLE X
 STATE SPECIFIC PROVISIONS

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Security Instrument has been executed by Borrower as of the day and year first above written.
WITNESS

 ___________________________
Name:

___________________________
Name:

BORROWER:
[__________________],
a Delaware limited liability company

By:      ____________________________________
Name: Mark C. Winmill
Title:   President

ACKNOWLEDGEMENT
STATE OF ______________________
COUNTY OF ____________________
The foregoing instrument was acknowledged before me on ___________________, 2016 by Mark C. Winmill, the President of [________________], a Delaware limited liability company, on behalf of said limited liability company.
____________________________________
 Notary Public
Print Name: _________________________
My commission expires: _______________

EXHIBIT A

Legal Description